SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): December 6, 1996.

                              POSSIS MEDICAL, INC.
               (Exact name of registrant as specified in charter)

              MINNESOTA                 0-944                 41-0783184
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)


                           9055 Evergreen Boulevard NW
                        Minneapolis, Minnesota 55433-8003
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 612 780-4555







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Item 5.           Other Events.

     Possis Medical, Inc., on December 6, 1996, announced that it had issued a notice of termination concerning its Supply and Distributor Agreement with C. R. Bard, Inc. ("Bard"). Under the Agreement, Bard has the exclusive right to distribute the Possis Perma-Seal Dialysis Access Graft worldwide. This event is further described in the News Release dated December 6, 1996, which is incorporated herein by reference. Possis Medical also announced on December 6, 1996,, that it has received 510(k) clearance from the FDA to market its AngioJet rapid Thrombectomy System in the uited States for A-V access graft applications. This event is further described in the News Release dated December 6, 1996, which is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

     The Agreement provides for an initial term of three years, an initial cash payment and additional cash payments over the life of the Agreement.

                  Exhibit 99.1:  News Release dated December 6, 1996.
                  Exhibit 99.2: News Release dated December 6, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

                                     POSSIS MEDICAL, INC.


Date:   December 13, 1996             By: Robert G. Dutcher
                                          President and Chief Executive Officer